Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

          Pursuant to 18 U.S.C. § 1350, each of the undersigned hereby certifies in his capacity as an officer of Foundation Capital Partners I, LLLP (the "Company") that the Quarterly Report of the Company on Form 10-QSB for the accounting period ended September 30, 2003 fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934 and that information contained in such report fairly presents, in all material respects, the financial condition of the Company at the end of such period and the results of operations of the Company for such period.

          This Certificate is given pursuant to 18 U.S.C. § 1350 and for no other purpose.
/s/ A.J. Braswell
A.J. Braswell, Chief Executive Officer of Foundation Capital Resources, Inc., General Partner of Foundation Capital Partners I, LLLP Date: November 10, 2003

/s/ Bobby D. Ray
Bobby D. Ray, Chief Financial Officer of Foundation Capital Resources, Inc., General Partner of Foundation Capital Partners I, LLLP Date: November 10, 2003